Exhibit 10.25

Addendum to 2000 Stock Plan Incentive Stock Option Agreement

between Sunrise Telecom Incorporated and Robert Heintz

Sunrise Telecom Incorporated, a Delaware corporation (the “Company”), has granted an Option to purchase shares of its common stock (the “Shares”) to the Optionee named below. The terms and conditions of the Option are set forth in this Addendum, in the attached Incentive Stock Option Agreement (the “ISO Agreement”) and in the Company’s 2000 Stock Plan (the “Plan”).

Date of Option Grant: 07/21/2004	Name of Optionee: Robert Heintz

Number of Shares Covered by Option: 150,000	Optionee’s Social Security Number: ###-##-####

Exercise Price per Share: $2.57	Vesting Start Date: 7/21/04

Additional Terms and Conditions Applicable to Option Vesting:

In the event that the Company experiences a Change In Control (as such term is defined in the Plan), and you are terminated other than for Cause (as such term is defined in the ISO Agreement) or you are Constructively Terminated within twelve (12) months of such Change In Control, your Option will immediately fully vest.

For purposes of this Addendum, “Constructive Termination” shall mean any one or more of the following without your express written consent:

(i)	the relocation of the principal place of your employment to a location that is more than (50) miles from San Jose, CA;

(ii)	any failure by the Company to pay, or any material reduction by the Company of, your base salary or benefits (unless reductions comparable in amount and duration are concurrently made for all other employees of the Company with responsibilities, organizational level and title comparable to yours); or

(iii)	the Company determines that your services are no longer needed.

This Addendum will become effective upon the date of execution.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the ISO Agreement and the Plan.

Unless specifically modified hereby, the terms of the ISO Agreement remain the same.

This Addendum and the ISO Agreement may not be amended or modified except by an instrument in writing signed by the Company and Optionee.

By signing this Addendum, Optionee agrees to all the terms and conditions described in this Addendum, in the attached ISO Agreement and in the Plan.

IN WITNESS WHEREOF, COMPANY and OPTIONEE have signed this Addendum.

COMPANY		OPTIONEE

/s/ Paul Ker-Chin Chang		/s/ Robert Heintz
Signature		Signature

Paul Ker-Chin Chang		Robert Heintz
President and CEO	Date	Optionee	Date